UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Amendment No. 1

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934 (the "Act")

December 20, 2007
(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25136 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

Suite #310, 605 – 1st Street S.W.
Calgary, Alberta, Canada T2P 3S9
(Address of principal executive offices)

Telephone Number (403) 777-9250
(Registrant's telephone number, including area code)

(Former name or address, if changed since last report)

Item 9.01.  Financial Statements and Exhibits.

(a)            Financial statements of business acquired.
Not applicable

(b)            Pro forma financial information
Not applicable

(c)            Exhibits:

Exhibit Number	Description of Document
16.1	Letter from E&Y dated December 20, 2007 (filed herewith)

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 21, 2007
GEOGLOBAL RESOURCES INC.
(Registrant)

/s/ Allan J.Kent
Allan J. Kent
Executive VP & CFO